Exhibit 4.1

            [Form of common stock certificate of Ribapharm Inc.]
                             (Ribapharm logo)
COMMON STOCK                                                 COMMON STOCK
NUMBER                                                       SHARES
                               RIBAPHARM INC.

            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS                     SEE REVERSE FOR CERTAIN DEFINITIONS
TRANSFERABLE IN                           AND A STATEMENT AS TO THE RIGHTS,
NEW YORK, NEW YORK                           PREFERENCES AND PRIVILEGES AND
                                                     RESTRICTIONS OF SHARES

                                                          CUSIP 762537 10 8



This certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

RIBAPHARM INC., transferable on the books of the Corporation by the holder hereof in person, or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                                    RIBAPHARM INC.
SENIOR VICE PRESIDENT,                              Corporate Seal
GENERAL COUNSEL AND SECRETARY                       April 14, 2000
                                                    Delaware


PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(New York, New York)
TRANSFER AGENT
AND REGISTRAR
BY:
AUTHORIZED SIGNATURE

      [Form of reverse of common stock certificate of Ribapharm Inc.]
                               RIBAPHARM INC.

     A statement of the rights, preferences, privileges, and restrictions granted to or imposed upon the respective classes of stock and upon the holders thereof as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMINITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in      UNIF GIFT MIN ACT --      Custodian
           common                                ------            ------
TEN ENT -- as tenants by                         (Cust)            (Minor)
           the entireties                    under Uniform Gifts to Minors
JT TEN  -- as joint tenants                  Act
           with right of                        -------------------------
           survivorship                                 (State)
           and not as         UNIF TRF MIN ACT --      Custodian (until age   )
           tenants in common                     ------                    ---
                                                 (Cust)
                                                   under Uniform Transfers
                                             ------
                                             (Minor)
                                             to Minors Act
                                                          --------------------
                                                                 (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

[                               ]
 -------------------------------
------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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Shares _____________________ of the common stock represented by the within
Certificate, and do hereby irrevocably constitute and appoint
__________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ----------------------         X
                                     ------------------------------------------

                                    X
                                     ------------------------------------------

                                 NOTICE:    THE SIGNATURES TO THIS
                                            ASSIGNMENT MUST CORRESPOND WITH
                                            THE NAME(S) AS WRITTEN UPON THE
                                            FACE OF THE CERTIFICATE IN
                                            EVERY PARTICULAR, WITHOUT
                                            ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATEVER.


Signature(s) Guaranteed
By
  -------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.